                                                           Exhibit 23.1


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           --------------------------------------------------------


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-28987) of Aehr Test Systems of our report dated August 30, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/PricewaterhouseCoopers LLP

San Jose, California
August 30, 2004